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                                                                      EXHIBIT 23


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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements, File Numbers 33-47056, 33-51231, 33-51920, 33-56507,
and 33-57555.



                                                 ARTHUR ANDERSEN LLP


Detroit, Michigan,
June 25, 1996.


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